SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT
             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

  Date of Report: (Date of earliest event reported): August 27, 2002




            Yellowstone Corporate Services, Inc.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)



                  ------------------------
                  (Commission file number)


       Nevada                                88-0491287
-----------------------------        -----------------------------
(State or other jurisdiction        (IRS Employer Identification No.)
  of incorporation)


         21/F, Centre Point, 181-183 Gloucester Road
                     Wan Chai, Hong Kong
     ---------------------------------------------------
     (Address of principal executive offices) (Zip code)


                       (852)3106-8191
    ----------------------------------------------------
    (Registrant's telephone number, including area code)


                       Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)



PAGE-COVER-



ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 5. OTHER EVENTS

With effect on August 16, 2002, the Registrant's principal executive office is 21/F, Centre Point, 181-183 Gloucester Road, Wan Chai, Hong Kong. The Registrant's telephone number is (852) 3106-8191, and facsimile number is (852) 3106-4328.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable


                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Yellowstone Corporate Services, Inc.
               ------------------------------------
                         (Registrant)

                         By:   /s/ King Kwok Yu
                              --------------------
                                   King Kwok Yu
                                   President



Dated: August 27, 2002